UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2012

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 414-524-1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02	Results of Operations and Financial Condition

On December 19, 2012, Johnson Controls, Inc. (the “Company”) issued a press release containing information about the Company’s strategic review and 2013 outlook. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated December 19, 2012 reporting the Company’s strategic review and 2013 outlook.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the Company’s Strategic Review and 2013 Outlook presentation for the analyst meeting held on December 19, 2012.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release of Johnson Controls, Inc., dated December 19, 2012.

99.2	Strategic Review and 2013 Outlook presentation to analysts on December 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

December 21, 2012	By:	/s/ Brian J. Stief
	Name:	Brian J. Stief
	Title:	Vice President and
Corporate Controller